UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/10

Advantage Funds, Inc.

-Dreyfus Emerging Leaders Fund

-Dreyfus International Value Fund

-Dreyfus Midcap Value Fund

-Dreyfus Small Company Value Fund

-Dreyfus Strategic Value Fund

-Dreyfus Structured Midcap Fund

-Dreyfus Technology Growth Fund

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FORM N-CSR

Item 1.      Reports to Stockholders.

Information About the Review and Approval of the Dreyfus Emerging Leaders Fund’s Management Agreement

At a meeting of the fund’s Board held on September 22, 2009, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a six-month term ending March 30, 2010.   The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.  In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.  The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.  Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each.  Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.  Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.  The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.  The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.  The Board acknowledged the steps Dreyfus has taken to improve investment performance.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.  The Board members reviewed the fund’s performance and comparisons to a group of retail no-load small-cap core funds that are benchmarked against the Russell 2000 Index (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.  The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).  The Board members discussed the results of the comparisons and noted the fund’s average annual long-term performance continued to lag the Performance Group and Performance Universe for the various periods ended December 31, 2008, but that for the three-month period ended July 31, 2009, the fund was in the second quartile of its Lipper category.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.  The Board noted that, while the fund’s total expense ratio was higher than the median of the Expense Group and Expense Universe, the fund’s contractual and actual management fees were lower than the Expense Group median and the fund’s actual management fee was equal to the Expense Universe median.  The Board members further noted Dreyfus’ undertaking, until March 30, 2010, that if the aggregate expenses of a fund’s share class, exclusive of shareholder servicing fees and Rule 12b-1 fees, but including the management fee, exceed 1.15 of 1% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense.

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Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund.  Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.  The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.  The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.  The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale.  Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.  The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.  The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.  The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.  The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.  The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less.  It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement.  Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was concerned about the fund’s relative performance but was encouraged by more recent performance and the steps Dreyfus has taken to improve fund performance, including the continuation of the fund’s expense cap.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

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  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

Each semi-annual shareholder report dated February 28, 2010 is hereby incorporated by reference to Item 1 of the Form N-CSR filed on April 22, 2010.

Item 2.      Code of Ethics.

The information provided in response to this item is hereby incorporated by reference to Item 2 of the Form N-CSR filed on April 22, 2010.

Item 3.      Audit Committee Financial Expert.

The information provided in response to this item is hereby incorporated by reference to Item 3 of the Form N-CSR filed on April 22, 2010.

Item 4.      Principal Accountant Fees and Services.

The information provided in response to this item is hereby incorporated by reference to Item 4 of the Form N-CSR filed on April 22, 2010.

Item 5.      Audit Committee of Listed Registrants.

The information provided in response to this item is hereby incorporated by reference to Item 5 of the Form N-CSR filed on April 22, 2010.

Item 6.      Investments.

(a)                The information provided in response to this item is hereby incorporated by reference to Item 6 (a) of the Form N-CSR filed on April 22, 2010.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

The information provided in response to this item is hereby incorporated by reference to Item 7 of the Form N-CSR filed on April 22, 2010.

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Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

The information provided in response to this item is hereby incorporated by reference to Item 8 of the Form N-CSR filed on April 22, 2010.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

The information provided in response to this item is hereby incorporated by reference to Item 9 of the Form N-CSR filed on April 22, 2010

Item 10.    Submission of Matters to a Vote of Security Holders.

The information provided in response to this item is hereby incorporated by reference to Item 10 of the Form N-CSR filed on April 22, 2010.

Item 11.    Controls and Procedures.

The information provided in response to this item is hereby incorporated by reference to Item 11 (a) and (b) of the Form N-CSR filed on April 22, 2010.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date: November 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date: November 2, 2010

By: /s/James Windels
James Windels, Treasurer
Date: November 2, 2010

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EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

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